Exhibit 99.2
Fourth Quarter and Full-Year 2008 Earnings Conference Call February 18, 2009

2 The information contained in this presentation includes statements based on management's current expectations, estimates and projections that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include statements regarding the company's anticipated financial and operating performance, relate to future events and expectations and involve known and unknown risks and uncertainties. For a summary of specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to the company's earnings release for the fourth quarter and full- year ended December 31, 2008, and reports filed with the Securities and Exchange Commission. All information in this presentation is as of the date of the presentation. The company undertakes no duty to update any forward- looking statement to conform the statement to actual results or changes in the company's expectations.

3 Non-run-rate items to us are items that, while they may recur from period to period, (1) are particularly material to results, (2) impact costs as a result of external market factors and (3) may not recur in future periods if the same level of underlying performance were to occur. These are certainly part of our business and operating environment but are worthy of being highlighted for the benefit of the users of our financial statements. Management's intent is to significantly neutralize the Fabricated Products segment from fluctuations in underlying metal prices. We characterize "metal profits" and LIFO charges as non-run-rate items that eventually offset to a great extent over the course of a full year. Further, presentations including such terms as net income or operating income "before non-run-rate" or "after adjustments" are not intended to be (and should not be relied on) in lieu of the comparable caption under generally accepted accounting principles ("GAAP") to which it is reconciled. Such presentations are solely intended to provide greater clarity of the impact of certain material items on the GAAP measure and are not intended to imply such items should be excluded.

4 Jack Hockema President, CEO and Chairman

2008 Highlights 5 Solid Underlying Operating Income and Continued Financial Strength Consolidated operating income of $116 million excluding significant previously announced non-run-rate and predominately non-cash charges Record full year heat treat plate shipments Strong demand enabled solid results from plants supplying products for aerospace and defense applications Negative impact from high energy costs and manufacturing inefficiencies resulting in higher costs and inventory levels Maintained strong balance sheet while investing in growth and returning cash to investors Invested $93 million in capital projects Returned $45 million in cash to shareholders

6 Dan Rinkenberger Senior Vice President and Chief Financial Officer

7 Financial Highlights - Consolidated Solid fourth quarter underlying results despite challenging environment Full year operating income before NRR1 of $116 million on relatively flat revenue reflecting: Strong aerospace and defense demand Higher energy costs Manufacturing inefficiencies Recessionary fourth quarter demand 2008 resulted in a net loss of ($69) million or ($3.43) per share reflecting the impact of NRR1 items. Adj. EPS (before NRR items) of $3.09/share Cash income taxes were ~$9 million; the 2008 effective tax rate was 25% Underlying Operating Income Remained Strong 1 NRR is an abbreviation for Non-Run-Rate; see 10-K for more details on NRR items 2 Totals may not sum due to rounding 3 Estimated EPS excluding the impact of NRR items, net of tax

8 Non-Run-Rate Items Full year reported operating income of ($91) million included NRR1 charges of ($207) million Mark-to-market loss of ($87) million in 2008 primarily related to a severe decline in metal prices LCM charge of ($66) million due to lower metal prices Impairment charge of ($38) million to write-off the investment in Anglesey Restructuring charges of ($9) million related to the shut down of the Tulsa facility and reductions at Bellwood Other NRR1 items of ($7) million2 Incurred Significant Predominately Non-Cash Charges in 2008 1 NRR is an abbreviation for Non Run Rate; see 10-K for more details on NRR items 2 Other NRR items include LIFO inventory charges, legacy environmental costs, VEBA benefit, and other operating income. 3 Totals may not sum due to rounding

9 Fabricated Products Cost Pressures Offset the Impact of Higher Value-Added Sales Fourth Quarter Aerospace and High Strength shipments up approximately 20% over prior year Shipments of other products down 19% versus prior year Full Year 2008 Shipments up slightly from prior year Record heat treat plate shipments for year 2nd highest operating income (before NRR1) in history $142 million in operating income (before NRR1) in 2008, down $25 million from 2007 $25 million - value-added sales ($24) million - manufacturing inefficiency ($17) million - energy, freight & currency ($5) million - major maintenance & depr. ($4) million - other costs 1 NRR is an abbreviation for Non-Run-Rate; see 10-K for more details on NRR items 2 Totals may not sum due to rounding

10 Sales Analysis By Application Record Results in the Aerospace & High Strength Markets Fourth Quarter Record Aerospace & High Strength shipments and value-added revenue2 Weak automotive and industrial end use demand exacerbated by destocking through the entire supply chain Full Year 2008 Record Aero/HS shipments Strong General Engineering value added revenue Record overall value added revenue per pound 1 Includes automotive, custom products and billet 2 Value added revenue = Net sales less hedged cost of alloyed metal 3 Totals may not sum due to rounding

11 Primary Aluminum Revenue and operating income (before NRR1) negatively impacted by lower production resulting from the mid-year outage at Anglesey Non-cash mark-to-market loss of $81 million reverses a $8 million mark-to- market gain in 2007 Recognized a $38 million asset impairment charge in Q408 reflecting previously announced plan to fully curtail Anglesey's smelting operations upon expiration of the power contract in September 2009 Anglesey Outage and Announced Curtailment of Smelter Operations Impacted Results 1 NRR is an abbreviation for Non-Run-Rate; see 10-K for more details on NRR items 2 Totals may not sum due to rounding

2008 Cash Sources and Uses 2008 Cash requirements funded with existing cash, solid operating cash flows and modest revolver borrowings Capital investments of $86 million primarily related to completion of the Trentwood expansion and other facility upgrades, including Kalamazoo Working capital consumed $67 million in cash driven by higher inventory levels Returned $45 million to shareholders in dividends and share repurchases Operating Cash and Revolver Funded Inventory, Capital Programs and Repurchases 12 EBITDA = Operating Income (before non run rate items) plus depreciation Beginning Cash EBITDA Revolver Borrowings Working Capital CapEx Dividends & Share Rep Other Uses Ending Cash white 68.9 199.5 168.5 82 37 2.2 blue 68.9 130.3 2 orange 36 red 67 86.2 45.2 34 red 2008 Cash Sources & Uses ($ millions) $1

Cash and Liquidity Management Committed $265 million Revolving Credit Facility provides borrowing capacity to operate through economic cycles Credit market conditions continue to limit access to new capital Provide a prudent liquidity cushion to manage through an economic downturn Solid operating cash flows Manage through economic uncertainty Review and prioritize capital spending projects Right-size working capital to slower business conditions Continue to monitor our accounts receivable and other financial exposure Maintain Balance Sheet and Financial Strength 13

14 Jack Hockema President, CEO and Chairman

15 Market Outlook Automotive Extrusions Aerospace / High Strength General Engineering Cast Billet Custom Other % of sales 6.2 48.2 37 1.1 7.5 General Engineering 37% Aerospace / High Strength 48% Automotive Extrusions 6% Other Custom 8% Cast Billet 1% Aerospace & Defense Expect continuing strong demand Reasonably good visibility General Engineering, Automotive & Industrial Significant softness in end user demand began in 4th quarter and continues Significant destocking throughout the entire supply chain exacerbates impact on mill products demand 2008 Value-Added Revenue by Market

16 Managing through Economic Uncertainty - Positioning Well Positioned With Financial Strength and Solid Market Presence Solid balance sheet, liquidity and financial flexibility Strong market presence Focus on demanding applications where we have competitive strength Differentiated as the supplier of choice Growing position in attractive aerospace and defense market segments supported by multi-year customer contracts Positioning as a low cost producer Heat treat plate Rod & bar (Kalamazoo and Los Angeles) Efficiency upgrades in other facilities

17 Managing through Economic Uncertainty - 2009 Focus 2009 Focus on Efficiency, Liquidity, Customer Satisfaction & Growth Manufacturing efficiency Restore order in manufacturing operations Flex production and resources with demand Liquidity Reduce inventory Allocate capital with priority on efficiency improvement Customer satisfaction Continue to earn supplier of choice status for our products Launch portfolio of Select(r) plate products Strategic growth Expand global marketing for aerospace and defense applications Prepare Kalamazoo for early 2010 launch

18 Summary Strong underlying 2008 results 2nd best Fabricated Products operating income (x-NRR) in history Record Aero/HS shipments Well-positioned to manage through market cycles Strong balance sheet and committed bank financing Strong market position supported by multi-year customer contracts Taking prudent actions to preserve financial strength Prioritizing investments and actions to improve operating efficiency Focus on cost and inventory efficiencies Complete Kalamazoo project for early 2010 launch

19 Q&A

20 Strong underlying 2008 results Long-term fundamentals remain positive Well-positioned to manage through market cycles Closing Comments

21

22 Appendix

23 Leading North American fabricated aluminum products manufacturing company serving global markets Annually produce over 500 million pounds of fabricated products Reputation for Best In Class customer satisfaction Broad product offering of sheet, plate, rod, bar, tube, extrusions and forgings Emphasis on highly engineered specifications for aerospace/high strength, general engineering, and custom automotive and industrial applications Significant organic growth initiatives for aerospace, defense, and general engineering applications Platform for organic and acquisition growth Financial strength and flexibility A Leader in Fabricated Aluminum Products Company Summary

24 Mark-to-Market Derivatives are being marked-to- market with non-cash gains and losses recognized in income (versus deferred and recognized at the same time as when the underlying products are purchased or sold) The impact in Fabricated Products is driven primarily by natural gas positions The impact in Primary Aluminum is driven by metal and currency positions Applies to Hedging-Related Derivatives Metal Profits & LIFO are Closely Related Metal Profits & LIFO The company applies the LIFO inventory valuation method quarterly on a year-to-date basis We define metal profits/losses generally as the impact to FIFO value of metal inventory as a result of changing metal prices The LIFO impact of volatility in metal prices is reflected quarterly and thus metal profits/losses are largely offset in earnings

25 Corporate & Other 1 Primarily reflects amortization of the fair value of equity-based compensation 2 Totals may not sum due to rounding 3 Reflects non-cash net periodic VEBA benefit income (expense) and legacy environmental expenses 4 NRR is an abbreviation for Non-Run-Rate

26 Reported to Adjusted Operating Income Bridge 1 Totals may not sum due to rounding 2 Refer to the most recent 10-K for a detailed breakdown of 'Other Operating Benefits / (Charges)'

Operating Margin Trends - Fabricated Products We manage the business to grow EVA; decisions to optimize EVA may reduce margins When measuring margin, EBITDA per pound is a better metric than margin as % of sales revenue which is impacted by metal price volatility 2008 Impacted by: Favorable value added pricing Unfavorable energy costs Manufacturing inefficiencies EBITDA (before NRR) Margin Notes 1 NRR is an abbreviation for Non Run Rate 2 EBITDA (before NRR) = OI (before NRR items) + Depreciation and Amortization EBITDA (before NRR) Margin ($/lb) 2 2005 2006 2007 2008 0.23 0.27 0.33 0.28 40 46 61

27

28 Sales Analysis By Application (2006 vs. 2007) 1 Includes automotive, custom products and billet 2 Totals may not sum due to rounding 3 Value added Revenue is = Net Sales - Cost of alloyed metal; also known as 'spread revenue'

29 Sales Analysis By Application (2007 vs. 2008) 1 Includes automotive, custom products and billet 2 Totals may not sum due to rounding 3 Value added revenue = Net Sales - Cost of alloyed metal; also known as 'spread revenue'

30 Historical Perspective on Market Cyclicality Long Term Contracts Mitigate Effect of Potential Downturn Served market segments contracted ~30% from peak to trough in the post 9/11 deep and long recession Kaiser's enriched product mix and book of heat treat plate contracts should mitigate the effect of an economic downturn 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E 2009F 2010F 1.265 1.163 1.27 1.353 1.545 1.673 1.644 1.858 1.904 2.004 2.008 1.516 1.36 1.44 1.769 1.9522 2.037 2.005 2.041 1.103 1.015 1.11 1.18 1.349 1.459 1.434 1.622 1.662 1.749 1.803 1.364 1.341 1.373 1.659 1.779 1.861 1.517 1.275 3.89 3.9 Kaiser 'Non-Core' Served Market Segments Kaiser 'Core' Served Market Segments Source: Aluminum Association, Kaiser estimates 'Core' served market segments account for ~ 85% of Kaiser sales Industry Shipments (billions of pounds)